Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:	MEDIA CONTACT:
Frank Morgan	Harlow Sumerford
615-344-2688	615-344-1851

HCA ANNOUNCES PROPOSED PRIVATE OFFERING OF SENIOR SECURED NOTES

NASHVILLE, Tenn., March 2, 2022 – HCA Healthcare, Inc. (NYSE: HCA) today announced that its wholly owned subsidiary, HCA Inc., proposes to offer senior secured notes, subject to market and other considerations. Actual terms of the notes, including maturity, interest rate and principal amount, will depend on market conditions at the time of pricing. HCA Inc. intends to use the net proceeds from this offering for general corporate purposes, which may include the repayment of borrowings outstanding under its senior secured asset-based revolving credit facility, and may use a portion of the net proceeds from this offering for the redemption of all or a portion of the $1.250 billion outstanding aggregate principal amount of its 4.75% senior secured notes due 2023 and all or a portion of the $1.250 billion outstanding aggregate principal amount of its 5.875% senior notes due 2023.

The notes will be sold in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act.

The notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act or applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale would be unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

FORWARD-LOOKING STATEMENTS

Information provided and statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this press release and HCA assumes no obligation to update the information included in this press release. Such forward-looking statements include the expected use of proceeds from the offering. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about HCA’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond HCA’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance or occurrence of events and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although HCA believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in the Annual Report on Form 10-K filed by the Company with the SEC on February 18, 2022. Unless otherwise required by law, HCA also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

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All references to the “Company” and “HCA” as used throughout this press release refer to HCA Healthcare, Inc.

and its affiliates.